                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             LEE PHARMACEUTICALS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

                               LEE PHARMACEUTICALS
                             1434 Santa Anita Avenue
                        South El Monte, California 91733


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

     The Annual Meeting of the Shareholders of LEE PHARMACEUTICALS, a California corporation, will be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 13, 2001, at 1:30 p.m., for the following purposes:

1. To elect directors for the ensuing year or as otherwise provided in the Bylaws;

2. To approve an amendment to the Bylaws to reduce the authorized number of directors to not less than three nor more than five;

3. To approve the appointment of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. as independent auditors; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed January 18, 2001, at the close of business, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

   WE URGE YOU TO VOTE ON THE BUSINESS TO COME BEFORE THE MEETING BY EXECUTING AND RETURNING THE ENCLOSED PROXY OR BY CASTING YOUR VOTE IN PERSON AT THE MEETING.


                                           By order of the Board of Directors.


                                           MICHAEL L. AGRESTI, Secretary

South El Monte, California
February 8, 2001

                               LEE PHARMACEUTICALS
                             1434 Santa Anita Avenue
                        South El Monte, California 91733

                                 PROXY STATEMENT

                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 13, 2001

   This statement is furnished in connection with the Annual Meeting of the Shareholders to be held on March 13, 2001. Shareholders of record at the close of business on January 18, 2001, will be entitled to vote at the meeting and this statement was mailed to each of them on approximately February 8, 2001.

                        VOTING SECURITIES OF THE COMPANY

   Common Stock, of which 4,135,162 shares were outstanding on the record date, constitutes the only security of the Company the holders of which are entitled to vote at the meeting. Each share of stock is entitled to one vote except that shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of his intention to cumulate his votes. So called "broker nonvotes" will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any proposal.

                                     PROXIES

   Proxies are being solicited by the Company, and the persons named as proxies were selected by the Company. The Company will bear all costs of the solicitation (estimated to be $6,800) and will reimburse brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock. Any shareholder giving a proxy has the right to revoke it at any time by either giving the Company's Secretary a written notice revoking the prior proxy or by signing, dating and returning a new proxy card. The proxy card with the latest date will be honored.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the only persons who, as of December 31, 2000, were known to the Company to be beneficial owners of five percent or more of the Company's Common Stock:

             NAME AND ADDRESS           SHARES OWNED          PERCENT
            OF BENEFICIAL OWNER     AT DECEMBER 31, 2000      OF CLASS
               Ronald G. Lee        2,076,316 shares (1)         43%
          1434 Santa Anita Avenue
         South El Monte, CA  91733

              Dr. Henry L. Lee        247,334 shares (1)(2)       6%
          1434 Santa Anita Avenue
         South El Monte, CA  91733

(1) Includes shares subject to options exercisable at or within 60 days after December 31, 2000.

(2) Includes 28,000 shares of the Company's Common Stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.

   The following table sets forth the ownership of the Company's Common Stock by its directors and its named executive officers and all executive officers and directors as a group.

                                                    COMPANY SHARES
                                             BENEFICIALLY OWNED ON   PERCENT
          NAME                                 DECEMBER 31, 2000     OF CLASS
     Ronald G. Lee                           2,076,316 shares (1)       43%
     Dr. Henry L. Lee                          247,334 shares (1)(2)     6%
     William M. Caldwell IV                     75,000 shares (1)        1%
     All executive officers and directors
       as a group (4 persons)                2,613,186 shares (1)(2)    50%

(1) Includes shares subject to options exercisable at or within 60 days after December 31, 2000.

(2) Includes 28,000 shares of the Company's Common Stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

   At the meeting, three (3) directors are to be elected for the ensuing year and until their successors are duly elected and qualified or as otherwise provided in the Bylaws. Currently, the total number of authorized directors is five (5), therefore two vacancies exist.

   The nominees for directors are Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV, all currently directors of the Company. Information regarding the nominees is set forth below.

   If the enclosed proxy is duly executed and received in time for the meeting, the shares represented thereby will be voted, and it is the intention of the persons named therein to vote, absent instruction to the contrary, for the three
(3) persons listed above who were nominated by the Board of Directors for re-election as directors of the Company; however, in the case of cumulative voting, the proxy holders may cumulate the votes for one or more of the nominees. In the event any nominee for director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors. The persons receiving the greatest number of votes, up to five persons, will be elected.

                               AMENDMENT TO BYLAWS

   The Bylaws of the Company currently provide that the Board of Directors of the Company shall consist of not less than five (5) nor more than nine (9) persons, the exact number being fixed by action of the Board of Directors. In order to limit expenses and because of the lack of qualified directors willing to serve on the board of directors of small companies, over the past several years the Company has elected only three directors, resulting in two vacancies existing.

   The Board of Directors believes it is appropriate that the Bylaws be amended to reflect the current number of directors but allow the board to increase the number of directors in the future if they feel additional directors are appropriate. Under California law, the Company must have a minimum of at least three directors and, if a variable number of directors is authorized, the maximum number cannot be greater than two times the stated minimum minus one.

   Accordingly, the Board of Directors recommends that the shareholders approve an amendment to Section I of Article II of the Bylaws of the Company to restate that Section in its entirety to read as follows:

   "Subject to the limitations of the Articles of Incorporation, of the Bylaws, and of the laws of the State of California, as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under the authority of, and the business affairs of this Corporation shall be controlled by, a Board of Directors consisting of not less than three (3) nor more than five (5) persons, the exact number being fixed by the action of the Board of Directors until fixed or changed by amendment to these Bylaws. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board."

   Under California Law and the Bylaws of the Company, approval of this proposed amendment to the Bylaws requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. In addition, under California law, even if the holders of a majority of the outstanding shares of the Company's Common Stock approve the amendment, if the number of shares of Common Stock voting against the amendment at the Annual Meeting constitute more than 16-2/3% of the outstanding shares of the Company's Common Stock (or 689,194 shares), the amendment will not be approved.

   The Board of Directors recommends that the shareholders vote FOR this proposed amendment to the Bylaws of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

            NAME AND                                                                                          A DIRECTOR
         POSITIONS HELD                                   PRINCIPAL OCCUPATION                                OR OFFICER
          WITH COMPANY      AGE                       DURING THE PAST FIVE YEARS (1)                             SINCE
------------------------------------------------------------------------------------------------------------------------
DR. HENRY L. LEE            74     Chairman of the Board of Lee Pharmaceuticals through April 1995, when he       1971
Director                           retired, available as a consultant and currently a Director of the Company.

RONALD G. LEE               48     President, and since April 1995, Chairman of the Board of the Company.         1977
President, Chairman
and Director

MICHAEL L. AGRESTI          58     Vice President - Finance, Treasurer and Secretary of the Company.              1977
Vice President - Finance,
Treasurer and Secretary

WILLIAM M. CALDWELL IV      53     President of CAIS Internet, an internet infrastructure solutions company,      1987
Director                           since February 1999, and President of Union Jack Group, Inc., a merchant banking firm, since September 1988.

(1) None of the companies named, other than the Company, is a parent, subsidiary or other affiliate of the Company.

    All directors attended the one meeting of the board that occurred during fiscal 2000. The Company has an audit committee which consists of three directors: Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV. There were no audit committee meetings held during the fiscal year. The Company does not have a nominating or compensation committee.

                              FAMILY RELATIONSHIPS

   Dr. Henry L. Lee is the father of Ronald G. Lee.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

   Based upon the Company's review of reports filed by directors and executive officers of the Company with the Securities and Exchange Commission pursuant to
Section 16(a) of the Securities Exchange Act of 1934 and written representations of persons required to file such reports, the Company believes all such required reports were filed by the directors and executive officers during fiscal 2000.

                             EXECUTIVE COMPENSATION

   The following table sets forth information with respect to remuneration paid by the Company to the executive officers of the Company in fiscal 2000 with total annual salary and bonus of at least $100,000 for services in all capacities while acting as officers and directors of the Company during the fiscal years ended September 30, 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                         ANNUAL COMPENSATION             AWARDS
                                    --------------------------------  --------------
         NAME AND                                      OTHER ANNUAL                      ALL OTHER
   PRINCIPAL POSITION      YEAR     SALARY ($)       COMPENSATION ($)    OPTIONS (#)    COMPENSATION ($)
   ------------------      ----     ----------       ----------------    -----------    ----------------
Ronald G. Lee              2000      230,241            9,098   (1)          --               --
  President, Chairman      1999      228,854            3,985   (1)          --               --
  and Director             1998      222,574            3,471   (1)      212,000 (2)          --

(1) Constitutes reimbursement of medical and dental expenses not covered by the Company's insurance plan.

(2) No stock options were granted during fiscal years 2000 and 1999. The Company granted 212,000 stock options on January 28, 1998, which had an option price of $.22 at the date of grant.

    Each of the directors of the Company who is not employed by the Company receives a director's fee of $750 for each quarter and $500 for each meeting of the Board of Directors attended, except Dr. Henry L. Lee. As holder of the honorary title of Founder Chairman, Dr. Lee waived his fees.


   The following summary sets forth information as to certain options to purchase shares of Common Stock from the Company.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                       VALUE OF UNEXERCISED
                     NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT
                        AT FISCAL YEAR END (#)          FISCAL YEAR END ($)
       NAME           EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
       ----          -----------------------------   -------------------------
   Ronald G. Lee           709,334/70,660                   13,632/0


   Based upon the market price of the stock (.20 CENTS per share) traded on September 27, 2000 (which was the last day of fiscal year 2000 the stock was traded), 568,000 of the options granted are currently "in-the-money."

                           RELATED PARTY TRANSACTIONS

   Dr. Henry L. Lee, former Chairman of the Board, and his mother have advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of the notes with Dr. Henry L. Lee were amended to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 9.5%, on September 30, 2000. At September 30, 2000, the amount of loans outstanding from the former Chairman and his mother was $2,364,000. During fiscal year ending September 30, 2000, the total interest expensed to these related parties was $229,000. The amount of interest paid was $88,000 and the accrued liability for interest was $651,000 as of September 30, 2000.

   Ronald G. Lee, President, has advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of Ronald G. Lee's notes were amended (except for a $65,000 note) to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 9.5%, on September 30, 2000. At September 30, 2000, the amount of loans outstanding from the President was $500,000 which includes $400,000 in loans from The Lee Foundation which the President is the Chairman. During fiscal year ending September 30, 2000, the total interest expensed to related parties was $36,000. The amount of interest paid was $66,000 and the accrued liability for interest was $48,000 as of September 30, 2000.

   In 1991, the Company sold and leased back two of its operating facilities in a transaction with its former Chairman. An initial gain was recognized and a deferred gain was recorded which is to be amortized over the term of the two leases which expire November 2000. The amount of deferred gain realized during 2000 and 1999 was $65,000. The amounts of rents paid to related parties were $134,000 and $133,000 for September 30, 2000 and 1999, respectively.

                       APPOINTMENT OF INDEPENDENT AUDITOR

   Shareholders will be asked to approve the appointment of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. as independent auditors of the Company for the fiscal year 2001. Caldwell, Becker, Dervin, Petrick & Co., L.L.P. have served as independent auditors of the Company commencing June 16, 2000. A representative of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. is expected to be present at the meeting and shall have the opportunity to make any statements he desires to make and to respond to appropriate questions.

   The following resolution will be offered by the management at the meeting:

   RESOLVED that the selection of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. as the independent auditors of the Company for the fiscal year ending September 30, 2001, is hereby ratified and approved.

   Prior to such firm's engagement, Caldwell, Becker, Dervin, Petrick & Co., L.L.P. was not consulted by the Company (or anyone acting on its behalf) regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lee Pharmaceuticals' financial statements or (2) any matter that was either the subject of a "disagreement" of a "reportable event" as such terms are defined in Regulation S-K promulgated by the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the next annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such meeting on or before October 11, 2001.

                                  OTHER MATTERS

   The management is not aware of any other matters to be presented to the meeting for action by the shareholders. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.


   THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANYONE RECEIVING THIS PROXY STATEMENT A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, UPON A WRITTEN REQUEST DIRECTED TO LEE PHARMACEUTICALS, 1434 SANTA ANITA AVENUE, SOUTH EL MONTE, CALIFORNIA, 91733, ATTENTION: CORPORATE SECRETARY.


                                             By order of the Board of Directors.



South El Monte, California                   MICHAEL L. AGRESTI, Secretary
February 8, 2001

                                                         REVOCABLE PROXY
                                                       LEE PHARMACEUTICALS
[X] PLEASE MARK YOUR VOTES
    AS IN THIS EXAMPLE                                                                                   For  With-     For All
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS         1. ELECTION OF DIRECTORS (except     [ ]  hold [ ]  Except [ ]
         For Annual Meeting of Shareholders                            as marked to the contrary below):
                on March 13, 2001                                      Henry L. Lee, Jr., Ronald G. Lee and William M. Caldwell IV
   The undersigned, a shareholder of LEE PHARMACEUTICALS, hereby
constitutes and appoints RONALD G. LEE and MRS. MARTHA ALVAREZ,     INSTRUCTION: To withhold authority to vote for any individual
and each of them (with full power to act without the other), as     nominee, mark "For All Except" and  write that nominee's name
proxy of the undersigned with full power of substitution, for       in the space provided below.
and in the name, place and stead of the undersigned, to attend
the Annual Meeting of Shareholders of said Company called and          -----------------------------------------------------------
to be held at 1434 Santa Anita Avenue, South El Monte, California,
on  Tuesday, March 13, 2001 at 1:30 o'clock p.m. and any adjourn-   2. PROPOSAL TO APPROVE THE           For   Against   Abstain
ment thereof, and thereat to vote as designated hereon the number      AMENDMENT TO THE BYLAWS OF        [ ]      [ ]      [ ]
of votes or shares the undersigned would be entitled to vote and       THE COMPANY TO CHANGE THE
with all powers the undersigned would possess if personally present,   AUTHORIZED NUMBER OF
including but not limited to the power to cumulate votes for one or    DIRECTORS.
more nominees listed hereon.
                                                                    3. PROPOSAL TO APPROVE THE           For   Against   Abstain
                                                                       APPOINTMENT OF CALDWELL,          [ ]      [ ]      [ ]
                                                                       BECKER, DERVIN, PETRICK
                                                                       & CO., L.L.P.  as independent
                                                                       auditors of the Corporation.

                                                                    4. Upon all matters which may properly come before said meeting, including matters incident to the conduct of the meeting or any adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies, or their substitutes, may lawfully do by virtue thereof.

                                   -------------------------
Please be sure to sign and date    Date
 this Proxy in the box below.                         , 2001
                                   -------------------------
-------------------------------------------------------------          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER
                                                                       DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO
                                                                       DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS
  Shareholder sign above        Co-holder (if any) sign above          1, 2 AND 3.
-------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                     Detach above card, sign, date and mail in postage paid envelope provided.
                                                    LEE PHARMACEUTICALS

-----------------------------------------------------------------------------------------------------------------------------------
   Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         PLEASE MARK/SIGN, DATE AND RETURN THIS PROXY
                                             PROMPTLY USING THE ENCLOSED ENVELOPE
-----------------------------------------------------------------------------------------------------------------------------------